UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739

Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2023

Date of reporting period:	12/31/2023

Item 1 – Reports to Stockholders

PGIM PRIVATE REAL ESTATE FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/ edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds and closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2024 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Private Real Estate Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended December 31, 2023.

Despite elevated inflation, recession fears, and a banking industry crisis, financial markets rallied and the global economy remained resilient throughout the period. Employers continued hiring, consumers continued spending, and home prices rose as inflation eventually cooled and the economic outlook improved.

Stocks rose for much of the period and then surged late in the period when the Federal Reserve (the Fed) signaled several potential interest-rate cuts in 2024. For the entire period, equities in both US and international markets posted gains.

After falling much of the period, bond markets rebounded when the Fed began moderating its rate-hiking cycle. Higher interest rates also offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Private Real Estate Fund, Inc.

February 15, 2024

PGIM Private Real Estate Fund, Inc. 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/23

	One Year (%)	Since Inception (%)

Class D

(without sales charges)	8.35	7.00 (11/3/2022)

Class I

(without sales charges)	8.63	7.27 (11/3/2022)

Class S

(without sales charges)	7.71	6.39 (11/3/2022)

Class T

(with sales charges)	3.94	3.17 (11/3/2022)

(without sales charges)	7.71	6.39 (11/3/2022)

Bloomberg US Aggregate Bond Index

	5.53	7.60

S&P 500 Index

	26.29	21.63

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the funds inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg US Aggregate Bond Index and the S&P 500 Index by portraying the initial account values at the commencement of operations for Class I shares (November 3, 2022) and the account values at the end of the current fiscal year (December 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class I shares only. As indicated in the table provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

PGIM Private Real Estate Fund, Inc. 5

Your Fund’s Performance (continued)

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 12/31/23

Top Holdings	Real Estate Sectors	% of Net Assets

Monarch Town Center, Miramar, Florida	Non-Consolidated Joint Venture — Industrial	31.4%

East Gate Marketplace, Chantilly, Virginia	Non-Consolidated Joint Venture — Retail	26.5%

3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28	Preferred Equity — Industrial	23.8%

3730 S. Main St., Pearland, Texas	Non-Consolidated Joint Venture — Industrial	14.8%

Holdings reflect only long-term investments and are subject to change.

6 Visit our website at pgim.com/investments

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Private Real Estate Fund Inc.’s Class I shares returned 8.63% in the 12-month reporting period that ended December 31, 2023.

What were conditions like in the private real estate market?

●

The rapid run-up in long-term interest rates during the reporting period froze transactions markets, due both to higher debt costs and net capital flows out of real estate into other asset classes, including fixed income. After raising rates by 425 basis points in 2022 to tackle inflation, the US Federal Reserve (Fed) tacked on another 100 basis points in interest rate hikes in 2023, before pausing from July through year-end. (One basis point equals 0.01%.)

●

Yields for 10-year US Treasury bonds started and ended the year at 3.9%, but climbed as high as 5.0% in October 2023 due to investor concerns regarding geopolitical conflicts, long-run fiscal sustainability, above-target inflation, and tighter financial conditions. After the Fed’s December 2023 meeting, however, markets adopted a more positive outlook, anticipating a soft landing for the economy and three or more rate cuts to begin in 2024.

●

Labor markets remained robust in 2023, sharply defying expectations of recession and supporting real estate demand. The unemployment rate averaged 3.6% during the period, the lowest level on record since the 1960s, as 2.7 million net new jobs were created. Job growth continued at above-trend pace in the Sunbelt, where Miami, Houston, and Raleigh-Durham, among other metropolitan areas, accelerated their rate of job growth above the 2015–2019 pace. Wage growth (according to the Employment Cost Index) moved slightly higher in the third quarter of 2023 to 4.3% annualized.

●

Even though inflation cooled meaningfully over 2023, falling to 3.2% in the fourth quarter, affordability was the main constraint to tenant demand across property types, as housing costs rose faster than incomes.

●	Core real estate equity began the year historically expensive relative to fixed income alternatives, which limited near-term investor demand for private real estate.

●

Improved core real estate equity fundamentals were offset by the increase in both cap rates and discount rates during the period. Private market index returns measured by the NCREIF Property Index declined by 7.9% over 2023—with an 11.8% decrease in appreciation offset by a 4.3% income return. The retail sector and manufacturing uses within industrial properties outperformed, while office properties endured the worst returns across sectors and their worst performance since the 2007–2008 Global Financial Crisis.

●

Same-store net operating income in private real estate averaged 5.4% in 2023, led by the industrial sector at 12.3%. Apartment net operating income (NOI) growth decelerated to 4.4%, impacted by lower occupancy, moderating net absorption, and higher insurance costs. Retail NOI growth reached 2.8%, above its 10-year trend of 1.1%.

PGIM Private Real Estate Fund, Inc. 7

Strategy and Performance Overview (continued)

●	Suppressed by higher interest rates, transaction activity and debt availability were constrained, which created non-core lending opportunities offering attractive risk-adjusted returns.

●

Apartment vacancy pushed higher in 2023, but supply pipelines slowed in response to high construction costs, setting the stage for reduced competition in two-to-three years for newly built housing and logistics properties.

What worked and didn’t work?

●	During the reporting period, the Fund benefited from selectivity and a thoughtful management approach in a difficult market environment.

●

Necessity retail was identified as a target investment sector due to its durable cash flow profile and relatively attractive pricing, as the sector had not been aggressively bid up during previous years of low interest rates.

●	The Fund also selected an industrial property leased on a long-term basis to a credit tenant in a desirable southeast port market.

●

The Fund did not have exposure to legacy assets, in contrast to peer competitor funds, which acquired such assets in a low interest rate environment and experienced downward valuation pressure as investor return expectations expanded with higher interest rates.

●	During the period, the Fund delayed its third-party fundraising efforts due to the shifting interest rate environment and uncertainty in the real estate capital markets.

What was the impact of the Fund’s distribution policy?

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness. For the fiscal year ended December 2023, the tax character of dividends paid include an ordinary income distribution of $553,841 and $276,179 of tax return of capital distribution, which had no material impact on the NAV during the reporting period.

Current outlook

●

A soft economic landing remains PGIM Real Estate’s base case as the Fed anticipates beginning to cut interest rates in 2024, while maintaining full employment and notching a win in its battle with inflation. However, alternate scenarios are increasingly likely as geopolitical conflicts could put pressure on energy prices and inflation.

●

Over the near term, new apartment and industrial sector construction may pressure occupancy rates in select markets and submarkets over 2024. Real estate credit fundamentals remain strong, with healthy occupancy and positive NOI growth across most property types.

●	The current real estate market uncertainty is driven primarily by the availability, cost, and predictability of debt financing. While investors largely remained on the sidelines

8 Visit our website at pgim.com/investments

in 2023, avoiding transacting as capitalization rates moved higher, and a bid-ask spread between buyers and sellers persisted, real estate transaction markets may begin to thaw over 2024 if financial conditions ease.

●

Volatility in interest rates has caused a dislocation in the debt capital markets, potentially providing an increasingly attractive entry point to invest in repriced assets and an opportunity to invest in subordinate debt positions (mezzanine debt or preferred equity), as senior loan proceeds are typically lower than 18 months ago.

●

A structural housing shortage, we believe, will likely drive demand for apartments, senior housing, and student housing. In addition, we anticipate that expensive home prices, an historically low inventory of homes available for sale, and higher mortgage rates should support housing rental growth.

●

While industrial vacancy has increased from historical lows, e-commerce should continue to drive demand for industrial real estate. Urban infill and light industrial may offer lower risk and higher rental growth relative to big box assets.

●	In our view, necessity-based investments, such as grocery-anchored retail, offer relatively favorable risk-adjusted returns and stable income.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Private Real Estate Fund, Inc. 9

Consolidated Schedule of Investments

as of December 31, 2023

Description		Value

LONG-TERM INVESTMENTS 96.5%

PRIVATE REAL ESTATE
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - INDUSTRIAL(pp) 14.8%

3730 S. Main St., Pearland, Texas^		$12,632,882

INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - RETAIL(pp) 57.9%

East Gate Marketplace, Chantilly, Virginia^		22,568,348

Monarch Town Center, Miramar, Florida^		26,691,353

		49,259,701

PREFERRED EQUITY - INDUSTRIAL 23.8%

3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28^		20,211,817

TOTAL LONG-TERM INVESTMENTS (cost $80,000,082)		82,104,400

	Shares

SHORT-TERM INVESTMENT 3.8%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $3,252,181)(wb)	3,252,181	3,252,181

TOTAL INVESTMENTS 100.3% (cost $83,252,263)		85,356,581
Liabilities in excess of other assets (0.3)%		(289,164)

NET ASSETS 100.0%		$85,067,417

 Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $82,104,400 and 96.5% of net assets.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 95.0% to 99.0% of the venture.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical investments.

Level 2—quoted prices for similar investments, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 11

Consolidated Schedule of Investments (continued)

as of December 31, 2023

Level 3—unobservable inputs for investments valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2023 in valuing such portfolio investments:

	Level 1	Level 2	Level 3
Investments

Assets
Private Real Estate
Investments in Non-Consolidated Joint Ventures - Industrial	$—	$—	$12,632,882
Investments in Non-Consolidated Joint Ventures - Retail	—	—	49,259,701
Preferred Equity - Industrial	—	—	20,211,817

Short-Term Investment
Affiliated Mutual Fund	3,252,181	—	—

Total	$3,252,181	$—	$82,104,400

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Private Real Estate Investments in Non-Consolidated Joint Ventures - Industrial	Private Real Estate Investments in Non-Consolidated Joint Ventures - Retail	Preferred Equity - Industrial
Balance as of 12/31/22	$—	$48,950,256	$—
Change in unrealized appreciation (depreciation)*	(97,118)	309,445	111,817
Purchases/Exchanges/Issuances	12,730,000	—	20,100,000

Balance as of 12/31/23	$12,632,882	$49,259,701	$20,211,817

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(97,118)	$309,445	$111,817

*Includes adjustments to cost basis including returns of capital and other capital adjustments related to the non-consolidated joint ventures and preferred equity.

Level 3 investments as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Investments	Fair Value as of December 31, 2023	Valuation Methodology	Unobservable Inputs	Input(s)		Directional Impact on Fair Value from Input Increase*
Private Real Estate Investments in Non-Consolidated Joint Ventures - Retail
East Gate		Income/Discounted	Discount/Terminal
Marketplace	$22,568,348	Cash Flow	Rates	7.50	%/6.50%	Decrease
Monarch Town		Income/Discounted	Discount/Terminal
Center	26,691,353	Cash Flow	Rates	6.25	%/5.50%	Decrease

	$49,259,701

*Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

See Notes to Financial Statements.

12

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2023 were as follows:

Private Real Estate
Investments in Non-Consolidated Joint Ventures - Retail	57.9%
Preferred Equity - Industrial	23.8
Investments in Non-Consolidated Joint Ventures - Industrial	14.8
Affiliated Mutual Fund	3.8

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 13

Consolidated Statement of Assets and Liabilities

as of December 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $80,000,082)	$82,104,400
Affiliated investments (cost $3,252,181)	3,252,181
Due from Manager	37,512
Prepaid expenses and other assets	21,362

Total Assets	85,415,455

Liabilities

Pre-acquisition closing cost payable	125,000
Audit fee payable	90,000
Professional fees payable	71,317
Custodian and accounting fees payable	42,257
Pricing fee payable	12,500
Accrued expenses and other liabilities	4,837
Affiliated transfer agent fee payable	2,083
Distribution fee payable	44

Total Liabilities	348,038

Commitment and Contingencies (Note 3)	—

Net Assets	$85,067,417

Net assets were comprised of:
Common stock, at par	$3,167
Paid-in capital in excess of par	81,558,907
Total distributable earnings (loss)	3,505,343

Net assets, December 31, 2023	$85,067,417

See Notes to Financial Statements.

14

Class I
Net asset value, offering price and repurchase price per share,
($84,986,653 ÷ 3,164,173 shares of common stock issued and outstanding)	$26.86

Class D
Net asset value, offering price and repurchase price per share,
($27,046 ÷ 1,008 shares of common stock issued and outstanding)	$26.84

Class S
Net asset value, offering price and repurchase price per share,
($26,859 ÷ 1,003 shares of common stock issued and outstanding)	$26.77

Class T
Net asset value and repurchase price per share,
($26,859 ÷ 1,003 shares of common stock issued and outstanding)	$26.77
Maximum sales charges (3.50% of offering price)	0.97

Maximum offering price to public	$27.74

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 15

Consolidated Statement of Operations

Year Ended December 31, 2023

Net Investment Income (Loss)

Unaffiliated dividend income	$2,148,868
Affiliated dividend income	133,258

Total income	2,282,126

Expenses
Management fee	605,480
Distribution fee(a)	512
Professional fees	1,073,255
Directors’ fees	206,000
Custodian and accounting fees	157,373
Audit fee	90,000
Pricing fees	59,400
Shareholders’ reports	53,910
Registration fees	5,900
Transfer agent’s fees and expenses (including affiliated expense of $2,083)(a)	2,083
Miscellaneous	91,826

Total expenses	2,345,739
Less: Fee waiver and/or expense reimbursement(a)	(2,042,487)

Net expenses	303,252

Net investment income (loss), before income tax benefit and waiver recoupment	1,978,874

Income tax benefit	35,000

Net investment income (loss), after income tax benefit	2,013,874

Add: Recoupment of income tax expense reimbursement	(35,000)

Net investment income (loss), after income tax benefit and waiver recoupment	1,978,874

Realized And Unrealized Gain (Loss) On Investments
Net change in unrealized appreciation (depreciation) on investments	2,104,318

Net gain (loss) on investment transactions	2,104,318

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,083,192

(a)	Class specific expenses and waivers were as follows:

	Class I	Class D	Class S	Class T
Distribution fee	—	66	223	223
Transfer agent’s fees and expenses	521	521	521	520
Fee waiver and/or expense reimbursement	(2,039,795)	(900)	(896)	(896)

See Notes to Financial Statements.

16

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2023	November 03, 2022* through December 31, 2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss), after income tax benefit/expense and recoupment/reimbursement	$1,978,874	$(24,008)
Net change in unrealized appreciation (depreciation) on investments	2,104,318	—

Net increase (decrease) in net assets resulting from operations	4,083,192	(24,008)

Dividends and Distributions
Distributions from distributable earnings
Class I	(553,579)	—
Class D	(136)	—
Class S	(63)	—
Class T	(63)	—

	(553,841)	—

Tax return of capital distributions
Class I	(276,049)	—
Class D	(68)	—
Class S	(31)	—
Class T	(31)	—

	(276,179)	—

Fund share transactions
Net proceeds from shares sold	31,000,000	48,408,233
Net asset value of shares issued in reinvestment of dividends and distributions	830,020	—

Net increase (decrease) in net assets from Fund share transactions	31,830,020	48,408,233

Total increase (decrease)	35,083,192	48,384,225

Net Assets:
Beginning of period	49,984,225	1,600,000

End of period	$85,067,417	$49,984,225

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 17

Consolidated Statement of Cash Flows

For Year Ended December 31, 2023

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$4,083,192

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Purchases of long-term portfolio investments	(32,830,000)
Net proceeds (purchases) of short-term portfolio investments	(2,170,118)
Net change in unrealized (appreciation) depreciation on investments*	(324,144)
(Increase) Decrease In Assets:
Due from Manager	93,419
Prepaid expenses and other assets	27,158
Increase (Decrease) In Liabilities:
Pre-acquisition closing cost payable	125,000
Audit fee payable	25,000
Professional fees payable	(43,887)
Custodian and accounting fee payable	12,598
Pricing fee payable	12,500
Accrued expenses and other liabilities	(5,811)
Affiliated transfer agent fee payable	2,083
Distribution fee payable	3
Income Tax Liability	(35,000)
Shareholder reports fee payable	(6,994)

Total adjustments	(35,118,193)

Net cash provided by (used for) operating activities	(31,035,001)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Fund shares sold	31,000,000
Net asset value of shares issued in reinvestment of dividends	830,020
Cash paid on distributions from distributable earnings	(830,020)

Net cash provided by (used for) financing activities	31,000,000

Net increase (decrease) in cash and restricted cash	(35,001)

Cash and restricted cash at beginning of year	35,001

Cash And Restricted Cash At End Of Year	$—

*	Includes adjustments to cost basis including returns of capital and other capital adjustments related to the non-consolidated joint ventures and preferred equity.

See Notes to Financial Statements.

18

Consolidated Financial Highlights

Class I Shares
	Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.98		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.87		(0.02)
Net realized and unrealized gain (loss) on investments	1.27		-
Total from investment operations	2.14		(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)		-
Tax return of capital distributions	(0.09)		-
Total dividends and distributions	(0.26)		-
Net asset value, end of period	$26.86		$24.98
Total Return(c):	8.63%		(0.08)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$84,987		$49,909
Average net assets (000)	$60,469		$39,948
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50%		0.50	%(e)
Expenses before waivers and/or expense reimbursement	3.82	%(f)	3.77	%(e)(g)
Net investment income (loss)	3.27%		(0.37	)%(e)
Portfolio turnover rate(h)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(g)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

19

Consolidated Financial Highlights (continued)

Class D Shares
	Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.97		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.77		(0.03)
Net realized and unrealized gain (loss) on investments	1.30		-
Total from investment operations	2.07		(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.11)		-
Tax return of capital distributions	(0.09)		-
Total dividends and distributions	(0.20)		-
Net asset value, end of period	$26.84		$24.97
Total Return(c):	8.35%		(0.12)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27		$25
Average net assets (000)	$26		$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%		0.75	%(e)
Expenses before waivers and/or expense reimbursement	4.11	%(f)	5.34	%(e)(g)
Net investment income (loss)	2.94%		(0.74	)%(e)
Portfolio turnover rate(h)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(g)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

20

Class S Shares
	Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.61		(0.05)
Net realized and unrealized gain (loss) on investments	1.30		-
Total from investment operations	1.91		(0.05)
Less Dividends and Distributions:
Dividends from net investment income	-		-
Tax return of capital distributions	(0.09)		-
Total dividends and distributions	(0.09)		-
Net asset value, end of period	$26.77		$24.95
Total Return(c):	7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27		$25
Average net assets (000)	$26		$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%		1.35	%(e)
Expenses before waivers and/or expense reimbursement	4.71	%(f)	5.95	%(e)(g)
Net investment income (loss)	2.34%		(1.34	)%(e)
Portfolio turnover rate(h)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(g)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

 21

Consolidated Financial Highlights (continued)

Class T Shares
	Year Ended December 31, 2023		November 03, 2022(a) through December 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.61		(0.05)
Net realized and unrealized gain (loss) on investments	1.30		-
Total from investment operations	1.91		(0.05)
Less Dividends and Distributions:
Dividends from net investment income	-		-
Tax return of capital distributions	(0.09)		-
Total dividends and distributions	(0.09)		-
Net asset value, end of period	$26.77		$24.95
Total Return(c):	7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27		$25
Average net assets (000)	$26		$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%		1.35	%(e)
Expenses before waivers and/or expense reimbursement	4.71	%(f)	5.95	%(e)(g)
Net investment income (loss)	2.34%		(1.34	)%(e)
Portfolio turnover rate(h)	0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.
(g)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Notes to Consolidated Financial Statements

1.	Organization

PGIM Private Real Estate Fund, Inc. (the “Fund”) is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is organized as a Maryland Corporation and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes beginning with the Fund’s taxable year ended December 31, 2023 with the filing of its 2023 federal income tax return. The filing is expected to occur in October of 2024. The Fund invests primarily in private real estate in the United States. The Fund owns and plans to continue to own all or substantially all of its property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

The financial statements of the Fund are consolidated with its wholly-owned operating partnership and all intercompany transactions have been eliminated in consolidation. For the period ended December 31, 2023, the Fund’s investments were non-consolidated joint ventures, where the Fund does not maintain primary control. For the taxable year ended December 31, 2022 the Fund was taxed as a C corporation for federal, state, and local income taxes. The Fund intends to elect and qualify to be taxed as a REIT beginning with the Fund’s taxable year ended December 31, 2023.

The investment objectives of the Fund are to provide current income and long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Private Real Estate Valuation: Investments in newly acquired properties may initially be valued at cost. Generally, each property will then be valued by an independent third-party

PGIM Private Real Estate Fund, Inc. 23

Notes to Consolidated Financial Statements

(continued)

appraisal firm. Upon conclusion of the appraisal, limited scope valuations are also performed monthly.

Investments in non-consolidated joint ventures are stated at fair value (which could be the cost of the investment as discussed above). The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate. Any other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. The income approach is the primary approach used to estimate an income stream for a property and discount this income into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The discount rate and terminal capitalization rate are significant inputs to these valuations. Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, and any specific rights or terms associated with the investment.

Securities and Other Assets Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, such as the type of investment. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination. Pursuant to the Board’s delegation, the Valuation Designee has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation agent services. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

24

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund’s real property investments’ fair valuations are classified as Level 3 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Investment Transactions and Net Investment Income: Investment transactions are recorded on any of the following: the trade date, the date the Fund obtains a right to the investment, the date the Fund is eligible to collect proceeds from the sale, or the date the Fund incurs an obligation to the price of the investment purchased. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Operating expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers may include distribution fees, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Offering and Organizational Costs: The Manager has agreed to pay all of the Fund’s organizational expenses and offering costs associated with this offering. Additionally, for the Fund’s first year of operations, the Manager paid director expenses on behalf of the Fund of $103,000. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Manager.

Taxes: For the taxable year ended December 31, 2022 the Fund was taxed as a C corporation for federal, state, and local income taxes. The Fund has entered into an agreement with the Manager under which the Manager has agreed to pay or reimburse the Fund for its U.S. federal, state, and local income taxes incurred as a result of the Fund’s C Corporation status. For the reporting period ended December 31, 2022, the estimated tax liability was $35,000 which the Manager had reimbursed the Fund. Subsequent to the December 31, 2022 fiscal year end, upon finalizing the Fund’s actual tax provision, the Manager determined there was no corporate tax liability for the year ended December 31,

PGIM Private Real Estate Fund, Inc. 25

Notes to Consolidated Financial Statements

(continued)

2022. Accordingly, the estimated tax liability of $35,000 for the year ended 2022 was adjusted during the six months ended June 30, 2023 and reflected as a tax benefit in the Fund’s Consolidated Statement of Operations. As of December 31, 2023, such amount that was previously reimbursed by the Manager has been refunded to the Manager. There was no economic impact to shareholders as a result of tax provisions in both fiscal periods. The Fund intends to elect and qualify to be taxed as a REIT beginning with the Fund’s taxable year ended December 31, 2023 with the filing of the its 2023 federal income tax return. The filing is expected to occur in October 2024. If the Fund qualifies as a REIT, the Fund generally will be permitted to deduct dividends paid to shareholders and, as a result, generally not be subject to US federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to it’s shareholders, as long as the Fund meets certain minimum distribution requirements.

Dividends and Distributions: The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material US federal income tax, and to comply with the REIT distributions requirements. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events. In conjunction with its election and qualification as a REIT, the Fund makes distributions on a regular basis as necessary to avoid material US federal income tax.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which the Manager has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

26

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “Subadviser” or “PGIM”) primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Manager pays for the services of the Subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended December 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.00% of average daily net assets	1.00%

The Manager has contractually agreed to waive its management fee until June 30, 2025.

Pursuant to the management agreement, an incentive fee is calculated and payable quarterly in arrears in an amount equal to 10.00% of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over the trailing 12-month period. The Manager has contractually agreed to waive its incentive fee until June 30, 2025. Accordingly, no incentive fee was accrued or payable during the year ended December 31, 2023.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Funds net investment income (or loss) (i.e., net of fund level expenses) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Fund’s Common Stock (as defined below) since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of such Common Stock since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Stock, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

The Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized) through August 15, 2025. The Fund has agreed to repay these amounts, when and if requested by

PGIM Private Real Estate Fund, Inc. 27

Notes to Consolidated Financial Statements (continued)

the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years. As of December 31, 2023, under the Expense Limitation and Reimbursement Agreement, the amount eligible for potential recoupment is $242,158, expiring in 2025, and $1,437,007, expiring in 2026, for a total of $1,679,165.

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class D, Class S, and Class T shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class S, Class T, and Class D shares pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution and servicing related activities at an annual rate based on average daily net assets per class. The distribution and servicing fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution and servicing rates, where applicable, are as follows:

Class	Gross Distribution and Servicing Fee		Net Distribution and Servicing Fee
I	N/A	%	N/A	%
D	0.25		0.25
S	0.85		0.85
T	0.85		0.85

For the year ended December 31, 2023, PIMS had not sold any shares of the Fund, and accordingly did not receive any front-end sales charges (“FESL”) or early redemption fees resulting from sales of certain class shares.

PGIM Investments, PGIM Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

28

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”. Effective December 2023, the Fund changed its overnight cash sweep vehicle from the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, to Core Government Fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended December 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$32,830,000	$—

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 3,418,815	$ 166,634	$—	$—	$3,252,181	3,252,181	$ 11,695

PGIM Private Real Estate Fund, Inc. 29

Notes to Consolidated Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund(1)(wb)
$1,082,063	$37,029,538	$38,111,601	$—	$—	$ —	—	$121,563
$1,082,063	$40,448,353	$38,278,235	$—	$—	$3,252,181		$133,258

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income (loss) or accumulated net realized gain (loss), as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$553,841	$—	$276,179	$830,020

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2023.

Accumulated net operating income	$—

Net unrealized appreciation (depreciation)	2,104,318

Other book/tax temporary differences	1,401,025

Total Distributable Earnings	3,505,343

30

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$83,984,381	$2,775,817	$(1,403,617)	$1,372,200

The differences between GAAP and tax basis were primarily attributable to differences between financial and tax reporting treatment of real estate investments.

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

7.	Capital and Ownership

The Fund offers Class I, Class D, Class S, and Class T shares. Class T shares are sold with a maximum front-end sales charge of 3.50%. Class I Shares, Class D Shares, and Class S Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

The Fund is authorized to issue 1,000,000,000 shares of capital stock, $0.001 par value per share. The shares are further classified and designated as follows:

Class	Number of Shares
I	550,000,000
D	100,000,000
S	100,000,000
T	250,000,000

As of December 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
I	3,164,173	100.0%
D	1,008	100.0
S	1,003	100.0
T	1,003	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	100.0%
Unaffiliated	—	—

PGIM Private Real Estate Fund, Inc. 31

Notes to Consolidated Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares		Amount

Class I

Year ended December 31, 2023:

Shares sold	1,135,115		$31,000,000

Shares issued in reinvestment of dividends and distributions	30,899		829,628

Net increase (decrease) in shares outstanding	1,166,014		$31,829,628

Period ended December 31, 2022*:

Shares sold	1,998,159	**	$48,333,233

Net increase (decrease) in shares outstanding	1,998,159		$48,333,233

Class D

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	8		$204
Net increase (decrease) in shares outstanding	8		$204

Period ended December 31, 2022*:

Shares sold	1,000	**	$25,000
Net increase (decrease) in shares outstanding	1,000		$25,000

Class S

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	3		$94
Net increase (decrease) in shares outstanding	3		$94

Period ended December 31, 2022*:

Shares sold	1,000	**	$25,000
Net increase (decrease) in shares outstanding	1,000		$25,000

Class T

Year ended December 31, 2023:

Shares issued in reinvestment of dividends and distributions	3		$94
Net increase (decrease) in shares outstanding	3		$94

Period ended December 31, 2022*:

Shares sold	1,000	**	$25,000
Net increase (decrease) in shares outstanding	1,000		$25,000

*	Commencement of operations was November 03, 2022.
**	Includes seed capital.

32

8.	Repurchases

The Fund intends, but is not obligated, to conduct quarterly tender offers (also referred to as “repurchases”) for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date, in the sole discretion of the Board. In the event a tender offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock, without amending or extending the tender offer. There were no repurchases for the year ended December 31, 2023.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the Common Stock (on a “first in-first out” basis).

9.	Investments in Non-consolidated Joint Ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund considers its non-consolidated joint venture subsidiaries to be significant subsidiaries under the rules. Below is a summary of financial information and fair values of such non-consolidated joint ventures as of December 31, 2023.

	3730 S. Main St.	Monarch Town Center	Total

Balance Sheet:
Assets:

Real estate (cost $94,869,975)	$33,354,896	$59,916,076 *	$93,270,972

Cash	870,405	897,435	1,767,840

Other current assets	—	546,258	546,258

Total assets	34,225,301	61,359,769	95,585,070

Liabilities and equity:

Mortgage notes payable, net	—	32,960,538	32,960,538

Note payable, net	20,100,000	—	20,100,000

Accrued expenses and accounts payable	669,836	998,921	1,668,757

Tenant security deposits	—	153,834	153,834

Total liabilities	20,769,836	34,113,293	54,883,129

Equity	13,455,465	27,246,476	40,701,941

Total liabilities and equity	34,225,301	61,359,769	95,585,070

Income Statements:

Revenue	521,679	5,269,311	5,790,990

Expenses	335,688	3,718,639	4,054,327

Unrealized gain (loss) - real estate	—	(1,599,003)	(1,599,003)

Net income (loss)	$ 185,991	$ (48,331)	$ 137,660

*	The real estate for Monarch Town Center is reflected at fair value in the underlying property level financial information as of December 31, 2023.

PGIM Private Real Estate Fund, Inc. 33

Notes to Consolidated Financial Statements (continued)

10.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a recently organized, non-diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

Real Estate Investment Risk: The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:

●

local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, and military conflicts, sovereign debt crises and other factors;

●	lack of liquidity inherent in the nature of the asset;

●	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

●	ability and cost to replace a tenant/operator/manager upon default;

●	property management decisions;

●	property location and conditions;

●	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

●	competition from comparable properties;

●	the occupancy rate of, and the rental rates charged at, the properties;

●	leasing market activity;

●	the ability to collect on a timely basis all rent;

●	the effects of any bankruptcies or insolvencies;

34

●	changes in interest rates and in the availability, cost and terms of mortgage financing;

●	changes in governmental rules, regulations and fiscal policies;

●	cost of compliance with applicable federal, state, and local laws and regulations;

●	acts of nature, including earthquakes, hurricanes and other natural disasters;

●	climate change and regulations intended to control its impact;

●	the potential for uninsured or underinsured property losses; and other factors beyond the Fund’s control.

Commercial Real Estate Industry Risk: The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Illiquid Investment Risk: Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Inflation Risk: In the United States, inflation has accelerated in recent months as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen following the COVID-19 pandemic, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Liquidity Risk: The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market

PGIM Private Real Estate Fund, Inc. 35

Notes to Consolidated Financial Statements (continued)

for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.

Real Estate Joint Venture Risk: The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	the real estate joint venture partner in an investment could become insolvent or bankrupt;

●

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

●

the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

36

●	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

●

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

●

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

●

the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

●	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Valuation Risk: Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of stockholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadviser, and Independent Valuation Advisor with respect to such investments

PGIM Private Real Estate Fund, Inc. 37

Notes to Consolidated Financial Statements (continued)

will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.

SOFR Risk: SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

11.	Subsequent Event

On January 17, 2024, the Fund completed a private placement of 125 shares of 12.00% Series A Cumulative Preferred Stock (the “Series A Preferred Stock”) in order to have at least 100 shareholders of record by January 30, 2024 to qualify as a REIT. The Fund intends to elect to be taxed as a REIT beginning with the taxable year ended December 31, 2023.

38

Series A Preferred Stock dividends accrue on a daily basis and are payable semi-annually on June 30 and December 31 of each year. No dividends on shares of Series A Preferred Stock shall be declared by the Fund or paid or set apart for payment by the Fund at such time as the terms and provisions of any written agreement between the Fund and any party that is not an affiliate, as defined by the Fund’s Articles Supplementary relating to the Series A Preferred Stock, of the Fund, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

Each holder of Series A Preferred Stock is entitled to a liquidation preference of $1,000 per share, plus all accrued and unpaid dividends to the date fixed for redemption, and if applicable, a redemption premium of $100 until December 31, 2025, thereafter, no redemption premium. In the event of any dissolution, liquidation, or winding up of the Fund, the holders of shares of Series A Preferred Stock will be senior to all classes or series of shares.

The holders of the Series A Preferred Stock have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of the Series A Preferred Stock or the holders of common stock. Pursuant to the 1940 Act, holders of the Series A Preferred Stock have the right to elect two Directors of the Fund, voting separately as a class. The Series A Preferred Stock have not been, and will not be, registered (or qualified) under the Securities Act of 1933 (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) thereof and Rule 506 promulgated thereunder. Therefore, these securities are “restricted securities” for purposes of the Securities Act.

On January 23, 2024, the Fund declared monthly dividends of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on January 25, 2024, to shareholders of record on January 24, 2024. The ex-date is January 25, 2024.

On February 23, 2024, the Fund declared monthly dividends of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on February 27, 2024, to shareholders of record on February 26, 2024. The ex-date is February 27, 2024.

PGIM Private Real Estate Fund, Inc. 39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of PGIM Private Real Estate Fund, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Private Real Estate Fund, Inc. (the “Fund”) as of December 31, 2023, the related consolidated statements of operations and cash flows for the year ended December 31, 2023 and the consolidated statements of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period November 3, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period November 3, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent and other auditing procedures for real estate held as of December 31, 2023. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

40

Tax Information (unaudited)

For the year ended December 31, 2023, the Fund reports the maximum amount allowable, but not less than 100.00% of the ordinary income dividends as qualified business income dividends in accordance with Section 199A of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

PGIM Private Real Estate Fund, Inc. 41

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM PRIVATE REAL ESTATE FUND, INC.

PGIM Private Real Estate Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Directors on shares of its common stock (the “Common Stock”):

1. Unless a stockholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a Distribution in stock.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Stock acquired pursuant to the Plan for each stockholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold the Common Stock of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified by the record stockholders as representing the total amount registered in such stockholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the stockholder’s behalf, will receive additional authorized Common Stock from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Stock issued to a stockholder under the Plan. All Common Stock purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Stock pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

42

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A stockholder may, however, elect to receive Distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Directors for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Shares issued pursuant to the Plan will have the same voting rights as the Shares issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at Prudential Mutual Fund Services LLC Trust Company, Prudential Mutual Fund Services LLC PO Box 534432, Pittsburgh, PA 15253-4432 or by calling the Plan Administrator at (800) 225-1852. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Stock on behalf of the terminating Participant. In the event reinvestment is

PGIM Private Real Estate Fund, Inc. 43

Other Information (continued)

made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: March 30, 2022

Amended: August 7, 2023

44

DIRECTORS AND OFFICERS (unaudited)

The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Directors.” Directors who are not deemed to be Independent Directors are referred to as “Interested Directors.”

The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Morris L. McNair, III 1968 Board Member Portfolios Overseen: 27

Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019–Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019–Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010–2019); formerly, Investment Professional, Silver Point Capital (2007–2009); formerly, Senior Managing Director at CIT (2001–2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993–2001).

		Formerly, Director, Lease Corporation of America (2013– 2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017–2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016–2019); formerly, Director, NOW Account Network Corporation (2014–2019); formerly, Director, HPF Service (Chairman) (2013–2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015–2018); formerly, Director, Ygrene Energy Fund (2014– 2018).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Mary Lee Schneider 1962 Board Member Portfolios Overseen: 27

Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015–2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012–2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992–2012); formerly, McGraw Hill’s Business Week Magazine (1987–1992); formerly, Time Warner (1985–1987).

		Independent Director, SGS & Co. (a global brand agency) (2023-Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, healthcare, sports/ entertainment and technology investments) (2015-Present); Trustee, Penn State University’s Board of Trustees (2015-Present); Member, Penn State Investment Council; Member/Co-Chair, Mercy Home for Boys & Girls’ Leader Council (since 2014-Present).	Since March 2022

Thomas M. Turpin 1960 Board Member and Independent Chair Portfolios Overseen: 27

Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013–2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002– 2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000–2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982–1993).

		Formerly, Director-Old Mutual Asset Management Trust Co. (2009–2010); formerly, Trustee-Old Mutual Advisors Fund II (2008–2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004–2010).	Since March 2022

Visit our website at pgim.com/investments

Interested Director

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 128

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President (since September 2022) of the PGIM Private Credit Fund; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003–2006).

		None	Since March 2022

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Stuart S. Parker 1962 President and Principal Executive Officer

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (PEO) (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; President and Principal Executive Officer (PEO) (since March 2022) of the PGIM Private Real Estate Fund, Inc.; President and Principal Executive Officer (PEO) (since September 2022) of PGIM Private Credit Fund; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005–December 2011); Investment Company Institute - Board of Governors (since May 2012).

Since March 2022

PGIM Private Real Estate Fund, Inc.

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund, Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since July 2022

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc., Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since March 2022

Visit our website at pgim.com/investments

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2022

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2022

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2022

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary for PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc. and PGIM Rock ETF Trust (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since September 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of PGIM Investments (since May 2023); Assistant Secretary for PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc. and PGIM Rock ETF Trust (since September 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since September 2023

PGIM Private Real Estate Fund, Inc.

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2022

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Credit Income Fund and PGIM Rock ETF Trust (since September 2023); Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019-March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 - July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since March 2022

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since March 2022

Visit our website at pgim.com/investments

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since March 2022

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund.; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration;, formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2022

(a)	Excludes Mr. Benjamin, Interested Director of the Fund, who also serves as Vice President of the Fund. See biography above.

Explanatory Notes to Tables:

° Directors are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC (“PGIM Investments”) and/or an affiliate of PGIM Investments.

° Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

° “Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

° “Portfolios Overseen” includes the Fund and all investment companies managed by PGIM Investments LLC as of December 31, 2023. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM Rock ETF Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust (together, the “Fund Complex”).

° As used in the Fund Officers table, “Prudential” means The Prudential Insurance Company of America.

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (unaudited)

The Board of Directors (the “Board”) of PGIM Private Real Estate Fund, Inc. (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Renewal of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Directors (the Board or the Directors) of PGIM Private Real Estate Fund, Inc. (the Fund) determines annually whether to renew the management agreement (the Management Agreement) between the Fund and PGIM Investments LLC (the Manager) and the subadvisory agreement (the Subadvisory Agreement) between the Manager and PGIM, Inc. (through its operating division, PGIM Real Estate), an affiliate of the Manager (the Subadviser), with respect to the Fund. The Board, including all of the Independent Directors, met on December 14, 2023 (the Meeting) and approved the renewal of the agreements for an additional period, after concluding that renewal of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations. Among other things, the Board considered comparative performance and fee information provided by the Manager, comparing the performance of the Fund against funds with similar structures and investment mandates.

In approving the renewal of the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant to the renewal of the agreements, including the nature, quality and extent of services provided to the Fund by the Manager and the Subadviser; the investment performance of the Fund; the profitability of PGIM Investments and its affiliates; the fees payable by the Fund to the Manager and by the Manager to the Subadviser under the agreements; the Fund’s expenses and fees; potential economies of scale as the Fund’s assets increase; and other benefits to the Manager, the Subadviser or their affiliates from the Manager’s and the Subadviser’s relationships with the Fund. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at the Meeting. The Board noted that both the Manager and the Subadviser had provided the Board with written responses to requests for information and documents to assist the Board in its deliberations regarding the renewal of the agreements. In their deliberations, the Directors did not identify any single factor which

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (continued)

alone was responsible for the Board’s decision to approve the renewal of agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board meeting.

The Directors determined in the exercise of their reasonable business judgment that the overall arrangements between the Fund and the Manager, which serves as the Fund’s investment manager pursuant to the Management Agreement, and between the Manager and the Subadviser, which serves as the Fund’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate and in the best interests of the Fund and its stockholders, in view of the services performed and the fees charged under the agreements, and in view of such other matters as the Directors considered relevant in the exercise of their reasonable business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting. The Board considered the services provided to the Fund by the Manager, including, but not limited to, the oversight of the Subadviser, the administration of corporate affairs and provision of office facilities, and the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Directors of the Fund who are affiliated persons of the Manager. The Board considered the qualifications, backgrounds and responsibilities of the Manager’s senior management who are responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager under the Management Agreement.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting. The Board considered the services provided to the Fund by the Subadviser, including, but not limited to, the management of the Fund’s assets in accordance with the Fund’s investment objectives and policies, and the purchase and sale of investments for the Fund’s portfolio. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board noted that it was satisfied with the nature,

Visit our website at pgim.com/investments

quality and extent of services provided by the Subadviser under the Subadvisory Agreement.

Performance

The Board took into consideration the performance of the Fund and that of tender offer real estate investment trusts (REITs) and non-traded REITs for the period ended September 30, 2023. In evaluating this comparative performance data, the Board noted that the Fund had a limited operating history and held a limited number of portfolio holdings. The Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with strategies, structures and income orientation similar to those of the Fund.

Fee and Expenses

In considering the Fund’s fees and expenses, the Board reviewed information provided by the Manager regarding the Fund’s fees and expenses as well as the fees and expenses of certain peer funds managed by third parties (such peers having been selected based on size, structure, underlying strategy, and income orientation), including tender offer REITs and non-traded REITs. The Board noted that the Manager had contractually agreed to waive its entire management fee through June 30, 2025. The Directors also noted that the Manager had contractually agreed to waive fees and reimburse expenses through August 15, 2025 in order to limit certain of the Fund’s operating expenses.

The Board also considered the Fund’s subadvisory management fee, noting that it is paid to the Subadviser by the Manager and not by the Fund. The Board considered that, like the Manager, the Subadviser had contractually agreed to waive its entire management subadvisory fee through June 30, 2025.

The Board also considered the incentive fee under the agreements, noting that the incentive fee paid to the Manager is paid by the Fund, while the incentive fee paid to the Subadviser is paid by the Manager, and not by the Fund. The Board noted that the Manager and the Subadviser each had contractually agreed to waive its incentive fee through June 30, 2025.

The Board noted the structure and amounts of the fees, which includes the management fee, sub-advisory fee and incentive fee, were generally in line with the fees charged by comparable tender offer REITs and non-traded REITs.

The Board also considered the differences between the fees charged by the Manager and Subadviser with respect to the Fund and those charged to a private fund managed by the Manager and the Subadviser with a similar investment strategy to that of the Fund. The Board noted management’s view that the material differences between the fees charged to the Fund and those charged to the private fund are warranted because, among other reasons, the Fund is subject to increased legal and regulatory risk and because the Fund is subject to regulation under the 1940 Act unlike the private fund.

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (continued)

The Board took into account the total expenses of the Fund and noted that the Manager had contractually agreed to waive its fees and/or reimburse Fund expenses in order to limit certain expenses of the Fund through August 15, 2025, subject to recoupment by the Manager if certain conditions are met within three years of the fee waiver or expense reimbursement.

Following its review, in view of the extent and quality of services that the Fund receives from the Manager and the Subadviser, the Board determined that the Fund’s management, sub-advisory and incentive fees were reasonable.

Profitability

The Board took into consideration profitability data provided by the Manager. This data indicated that the Fund was not profitable to the Manager and its affiliates given the fee waivers and contractual limitation on certain of the Fund’s operating expenses. The Board noted that each of the Manager and Subadviser had, at the request of the Board, provided information regarding the profitability of the Manager’s and Subadviser’s investment advisory business in the aggregate.

Economies of Scale

The Board considered the effect of the Fund’s current size and potential growth on its performance and expenses. The Board also noted that if the Fund’s assets increase over time, the Fund might realize economies of scale if assets increase proportionally more than certain other expenses. The Board received and discussed information concerning whether PGIM Investments may realize economies of scale as the Fund’s assets grow beyond current levels. Over time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and peers, and the investment of PGIM Investments (through an affiliate) in the Fund. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, fee waivers, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of rising cost environment.

Other Benefits to the Manager and the Subadviser

The Board considered “fall-out” or ancillary benefits received by the Manager and the Subadviser in connection with the Manager’s and Subadviser’s management of the Fund. Based on information provided by and discussions with the Manager, the Board concluded that these benefits did not appear to be material at the present time.

* * *

After consideration of these factors, the Board concluded that the renewal of the Management Agreement and Subadvisory Agreement was in the best interests of the Fund.

Visit our website at pgim.com/investments

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice, except for Assurance IQ, and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

●	Name
●	Address, email address, telephone number, and other contact information
●	Employment and occupation, demographic, income, and financial information
●	Social Security Number
●	Transaction history
●	Medical information for insurance applications
●	Consumer reports from consumer reporting agencies
●	Participant information from organizations that purchase products or services from us for the benefit of their members or employees
●	Video and audio recordings, and biometric data
●	Information gathered from your internet or network activity

Using Your Information

We use your personal information for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you and administrating your account or policy
●	Business research and analysis
●	Data analytics, modeling (such as predictive modeling), and the deployment of automated tools
●	Marketing products and services of Prudential and other companies that may interest you
●	Detecting and preventing identity theft, fraud, or misuse of your accounts
●	As required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies in which you may be interested. Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that company. We will not share your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

We may also share consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

If, after 2016, you told us not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

Please note that you are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies

Prudential Insurance Agency, LLC; Assurance IQ, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC; PGIM Wadhwani, LLP

Bank and Trust Companies

Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Bringing you the investment managers of Prudential Financial, Inc.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2024
D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Private Real Estate Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM PRIVATE REAL ESTATE FUND, INC.

SHARE CLASS	I	D	S	T

NASDAQ	PPRUX	PPRDX	PPRSX	PPRTX

CUSIP	69419Y105	69419Y204	69419Y303	69419Y402

MF252E

PPREF/RP EAST GATE HOLDINGS, LLC

AND SUBSIDIARY

CONSOLIDATED AUDITED

FINANCIAL STATEMENTS

DECEMBER 31, 2023

PPREF/RP East Gate Holdings, LLC and Subsidiary

INDEPENDENT AUDITOR’S REPORT

To the Members

PPREF/RP East Gate Holdings, LLC and Subsidiary

Opinion

We have audited the accompanying consolidated financial statements PPREF/RP East Gate Holdings, LLC and Subsidiary, which comprise the Consolidated Balance Sheet as of December 31, 2023, and the related Consolidated Statements of Operations, Members’ Equity and Cash Flows for the year then ended, and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PPREF/RP East Gate Holdings, LLC and Subsidiary as of December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of PPREF/RP East Gate Holdings, LLC and Subsidiary. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about PPREF/RP East Gate Holdings, LLC and Subsidiary’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of PPREF/RP East Gate Holdings, LLC and Subsidiary’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about PPREF/RP East Gate Holdings, LLC and Subsidiary’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Rockville, Maryland

February 21, 2024

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Balance Sheet

December 31, 2023
Assets

Investment in real estate
Building and equipment	$36,531,895
Land improvements	241,922
Less: Accumulated depreciation	(991,051)
Net building and equipment	35,782,766
Land	8,536,541

Net investment in real estate	44,319,307

Other assets
Cash and cash equivalents	274,211
Tenant accounts receivable	486,414
Leasing costs and commissions, net of accumulated amortization of $ 3,019	193,600
Deposits and other assets	5,386

Total other assets	959,611

Total assets	$45,278,918

December 31, 2023
Liabilities and Members’ Equity

Liabilities
Loan payable secured by real estate	$25,626,600
Less: deferred financing costs, net of accumulated amortization of $ 79,353	(262,203)
Mortgage payable, net	25,364,397

Other liabilities
Accrued expenses	151,602
Accrued interest	121,150
Tenant security deposit liability	109,926
Prepaid rent	4,206
Total other liabilities	386,884

Total liabilities	25,751,281

Commitments and contingencies	-

Members’ equity	19,527,637

Total liabilities and members’ equity	$45,278,918

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Operations

For the year ended December 31, 2023

Revenue

Rental revenue	$3,204,631
Reimbursements and other revenue	922,479

Total revenue	4,127,110

Operating expenses
Management Fees	127,304
Salaries	45,024
Utilities	158,444
Repairs and maintenance	336,414
Professional fees	72,480
General and administrative	45,869
Real estate taxes	314,388

Total operating expenses	1,099,923

Income from operations	3,027,187

Other income (expenses)
Interest expense	(1,498,660)
Depreciation and amortization	(919,004)

Total other expenses	(2,417,664)

Net income	$609,523

The accompany Notes to Consolidated Financial Statements are an integral part of the financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Members’ Equity

	(Investor) PPREF East Gate Investors LLC	(Operator) Moerka LLC	Total

Balance, January 1, 2023	$22,039,828	$222,624	$22,262,452

Distributions	(3,310,895)	(33,443)	(3,344,338)

Net income	603,428	6,095	609,523

Balance, December 31, 2023	$19,332,361	$195,276	$19,527,637

The accompanying Notes to Consolidated Financial Statements are an integral part of the financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Cash Flows

For the year ended December 31, 2023

Cash flows from operating activities
Net income	$609,523
Adjustments to reconcile net income to net cash provided by by operating activities
Depreciation and amortization	919,004
Amortization of deferred financing costs included in interest expense	68,311
Increase in
Tenant accounts receivable	(449,639)
Deposits and other assets	(1,382)
Increase in
Accrued expenses	143,236
Accrued interest	3,908
Tenant security deposit liability	11,550
Prepaid rent	1,714
Net cash provided by operating activities	1,306,225

Cash flows from investing activities
Purchases of property and equipment	(241,922)
Payment of leasing commissions and costs	(196,619)
Proceeds from sale of land	1,860,917
Net cash provided by investing activities	1,422,376

Cash flows from financing activities
Distributions	(3,344,338)

Net change in cash and cash equivalents	(615,737)

Cash and cash equivalents at beginning of year	889,948

Cash and cash equivalents at end of year	$274,211

Supplemental information:
Interest paid	$1,426,441

The accompanying Notes to Consolidated Financial Statements are an integral part of the financials statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023

Note 1 - Organization and significant accounting policies

Organization

PPREF/RP East Gate Holdings, LLC (“Company”) was formed on November 2, 2022 under the laws of the state of Delaware, for the purpose of purchasing, managing and operating a retail rental development located in Chantilly, Virginia. The property consists of 116,032 square feet of retail rental space and pad sites. The Company has two members, the Investor Member who is a 99% capital owner and the Operating Member, who is a 1% capital owner.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of PPREF/RP East Gate Holdings, LLC and PPREF/RP East Gate LLC, which is a wholly owned subsidiary of RPP II JV LLC. Intercompany transactions have been eliminated in consolidation.

Contributions

The members are required to fund “Initial Capital Contributions” as defined in the agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and permanent financial amount. Since the inception of the Company, the members have made total capital contributions of $22,324,842.

In the event the managing member determines additional capital contributions are necessary, Members are required to fund their contributions by the date specified in the funding notice. If any Member fails to make the contribution, then the other Member may 1) withdraw their contribution; 2) loan the Company the non-contributing Member’s share of the contribution with the option to treat the contributing Member’s contribution as a loan as well ; or 3) fund the non-contributing members capital contribution and dilute the failing members ownership in accordance with the operating agreement (“Priority Contribution”).

Distributions

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages.

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be in allocated in accordance with the operating agreement as follows:

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages until all capital is returned;
5.	Fifth, 95% to the Investor Member and 5% to the Operator Member until a 14% IRR has been achieved by the Investor Member and provided no dilution has occurred; and
6.	Sixth, 90% to the Investor Member and 10% to the Operator Member provided no dilution has occurred.

Allocation of net income and loss

Income and losses are generally allocated based on the Target Capital Accounts of the Members. Target Capital is the amount the Members would receive if the Company sold all of its assets at book value and repaid all liabilities at book value with any remaining proceeds being distributed to the members in accordance with the distribution provisions of the operating agreement.

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 842, Leases. All of the Company’s leases with tenants are classified as operating leases. When collection of substantially al lease payment during the lease term is considered probable, the lease qualifies for accrual accounting. Base rents and rent abatements from rental operations are recognized on a monthly straight-line basis over the lease term regardless of when payments are due. The lease agreements generally contain a provision for reimbursements of the tenants’ share of real estate taxes and certain common area maintenance costs. Revenue from reimbursements is generally billed recognized in the period the related expenses are incurred. For leases that contain variable lease payments such as percentage rent based on tenant gross sales are classified as operating leases and revenues are recognized at the end of the lease year or other period in which the tenants’ base sales volume has been reached.

The Company has elected the practical expedient to combine lease and non-lease components where certain conditions are met.

Non-lease revenue is recognized under ASC 606, Revenue from Contracts with Customers, which requires a control-based evaluation to determine revenue recognition. The Company’s non-lease revenues are generally late fees and other charges which are generally recognized at a point in time in accordance with ASC 606.

Cash and cash equivalents

Cash and cash equivalents consist of cash held in depository accounts. The Company may maintain cash balances that exceed federally insured limits but does not believe that this results in any significant credit risk.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023

Tenant accounts receivable

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 450, Contingencies, for tenant receivables that are probable of collection and to record the reserve as bad debt expense. The Company provides for an allowance for doubtful accounts determined principally on the basis of historical experience. Subsequently, tenant receivables balances that are determined to be troubled are removed from the general reserve are written off with an adjustment to rental revenue net of the general reserve attributable to the lease. The Company exercises judgment in assessing the probability of collection and consider payment history and current credit status in making this determination. At December 31, 2023, no allowance has been recorded as the Company considers collection of all receivables highly probable.

Rental income is recognized on a straight-line basis over the noncancelable lease term, which includes the effects of any fixed rent increases and rent abatements under the lease. Straight-line rent is calculated as the amount by which the rental revenue recognized on straight-line basis under the leases exceeds the contractual rental cash payable under the lease. Included in tenant accounts receivable at December 31, 2023 is $87,908 of straight-line rent receivable. For the year ending December 31, 2023, rental revenue includes $87,908 of straight-line rental income.

Deferred financing costs

The Company presents deferred financing costs as a reduction of the mortgage payable, with amortization of deferred financing costs included as a component of interest expense.

Deferred financing costs are amortized over the life of the related loan (5 years) using the effective interest method. Amortization of deferred financing costs for the year ending December 31, 2023 was $68,311 which is included in interest expense on the accompanying consolidated statement of operations. Estimated amortization of deferred financing costs is expected to be as follows:

Year	Amount
2024	$68,311
2025	68,311
2026	68,311
2027	57,270

Deferred leasing commissions and costs

Commissions and costs incurred to secure tenants have been capitalized and are amortized using the straight-line method over the initial lease term which generally ranges from 60 to 180 months. For the year ended December 31, 2023, the Company capitalized $154,070 of leasing commissions and $42,549 of leasing costs. For the year ending December 31, 2023, amortization of leasing commissions and costs was $3,019. Accumulated amortization of leasing costs was also $3,019 at December 31, 2023.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023

Estimated future amortization of leasing costs over the next five years is expected to be as follows:

Year	Amount
2024	$15,309
2025	15,871
2026	15,871
2027	15,871
2028	14,767

Income taxes

For Federal income tax purposes, the members report their share of the Company’s income or loss for each year on their respective income tax returns. Consequently, no provision for federal income taxes has been included in the accompanying consolidated financial statements.

Accounting for uncertainty in income taxes

The Company evaluates uncertainty in income tax positions based on a more-likely-than-not recognition standard. If that threshold is met, the tax position is then measured at the largest amount that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2023, the Company has evaluated its material tax positions and determined that no accruals for uncertain tax positions are required on the Company’s consolidated financial statements. If applicable, the Company records interest and penalties as a component of income tax expense. All of the Company’s tax filings are open to examination by the relevant tax authorities as this is the initial year of operations.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events

Management has evaluated subsequent events for disclosure in these financial statements through February 21, 2024, which is the date the consolidated financial statements are available to be issued.

Note 2 – Loan payable

The Company entered into a acquisition loan agreement with a bank for a maximum amount of $25,626,000. The loan requires monthly payments of interest at 5.49% and matures in November 2027. The Company has the option to extend the loan for an additional 3 years provided the loan-to-value does not exceed 55% at which time the loan will require monthly payments of principal and interest with a balloon payment due in November 2030. The interest rate for the extension period will be determined based on the Weekly Average Yield of the United States Treasury Securities, adjusted for a constant

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023 maturity of three years plus 2.0% with a 4.5% floor. The loan has the following prepayment penalties: 1) 3% for any principal repaid during the first year; 2) 2% for any principal repaid during the second year; 3) 1% for any principal repaid during the third year; and 4) .5% for any principal repaid during the fourth year. The acquisition loan had a balance of $25,626,000 at December 31, 2023 and related accrued interest of $121,500.

The acquisition loan is secured by the property and is guaranteed with certain non-recourse carve-out guarantees by the majority owner of the Operator. The entire principal balance matures in 2027.

Note 3 – Related party transactions

Management and construction agreement

The Company entered into agreement with an affiliate for the Operator Member to pay a management fee of 3.5% of gross collected operating revenues as defined in the agreement plus reimbursement of personnel costs as agreed-upon by the Members. The agreement has a term of one year and automatically renews thereafter. Either party may cancel the agreement with sixty days prior notice. The Company may also terminate the agreement immediately in writing provided a management fee equal to the next monthly installment, or the management fee that would have accrued on the next 60 days collections. The Company incurred $127,304 of management fees for the year ending December 31, 2023, all of which were paid.

The Company may also utilize the management company to perform construction services for the property. The management company is entitled to a construction management fee ranging from 3% on construction with a total cost of under $1,000,000 to 5% on construction with a total cost over $1,000,000 but less than $5,000,000. Any construction fee on construction or improvements over $5,000,000 will be determined by the parties at that time. For the year ending December 31, 2023, the Company accrued $13,525 of construction management fees which were capitalized to land improvements on the accompany consolidated balance sheet.

During 2023, the Operator Member sold the affiliate to an unrelated buyer.

Leasing services agreement

The Company entered into a leasing agreement with an affiliate of the Operator Member to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years and not including renewals. The agreement has a term of one year and the renews automatically every year with the second year of the agreement ending on December 31, 2023 and then renewing for calendar periods thereafter. The leasing agreement may be terminated by either party with 30 days prior written notice or by written notice sixty-days before the end of the then existing term of the agreement. The Company may terminate the agreement for cause in writing at any time provided an event of default exists. During 2023, the affiliate of the Operator Member was sold to an unrelated party. Total commissions paid under the agreement were $154,070 and are capitalized as a component of leasing commission and costs on the accompanying consolidated balance sheet.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023

Acquisition services fee

The Company paid an acquisition services fee to an affiliate of the Operator Member of $200,000 which is included in the acquisition cost of the land and building.

Note 4 – Leases

The Company assessed the acquired leases at acquisition for classification under Accounting Standards Codification Section 842: Leases and has determined all of its leases are operating leases. The Company’s assessment involves significant judgements about values of leased property, the term of leases, and discount rates. The Company’s leases generally contain fixed payments of base rent which may include annual or five-year escalations and variable payments which are generally for reimbursements of real estate taxes, insurance and common area maintenance costs. Some leases contain extension or termination options, generally for periods of five years. :

The following table presents the future minimum rents the under noncancelable lease agreements the Company expects to receive as of December 31, 2023:

Year	Amount

2024	$3,137,491
2025	2,877,347
2026	2,895,402
2027	2,796,842
2028	2,526,140
Thereafter	5,120,364

Total	$19,353,586

Note 5 – Land sale

A portion of the land acquired in 2022 was subject to an existing sales contract to be sold to a third party. During 2023, the sale was closed for the contract price of $1,875,000, less closing costs of $14,083. The land was valued at acquisition based on the contract sales price less estimated closing costs. As a result, the cost of the land allocated to the sale was equal to the net cash received, resulting in no gain being reported in the accompanying consolidated financial statements.

Note 6 – Concentration of credit risk

Geographic location

The Company’s assets are located in Chantilly, Virginia. Therefore, the Company is subject to certain economic risks resulting from all of its revenue being derived from one source in one location.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2023

Note 7 - Commitments and contingencies

Parallel joint venture

The Investor Member has the unilateral right to require the Company or its wholly owned subsidiary to contribute, assign, or sell all or a portion of the property to a parallel joint venture entity, lease all or a portion of the property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

REIT status

The Investor Member has the sole right to take any action necessary to minimize or avoid the amount of nonqualified REIT income or to protect the qualified REIT asset status of the Investor Member’s investment without regard to the impact on the economics of the Company or its Members. The Investor Member is required to approve all new leases or lease modifications.

Due to former owner

As part of the acquisition, collections of rental income, real estate tax reimbursements or common area maintenance charges related to the period prior to acquisition of the property by the Company are the property of the former owner. During 2023 as part of the real estate tax and common area maintenance true-up calculation for the 2022 calendar year, a total of $68,657 of additional charges were due from tenants related to this period. As a result, the Company has accrued a liability of that amount which is included in accrued expenses on the accompany consolidated balance sheet at December 31, 2023.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

INDEPENDENT AUDITORS’ REPORT

To the Members of

PPREF/Stiles Monarch TC Holdings, LLC

Opinion

We have audited the consolidated financial statements of PPREF/Stiles Monarch TC Holdings LLC, and Subsidiary (the “Company”), which comprise the consolidated balance sheet, as of December 31, 2023, and the related consolidated statements of operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2023 and the consolidated results of its operations, and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

1

Marcum LLP / 730 Third Avenue / 11th Floor / New York, NY 10017 / Phone 212.485.5500 / marcumllp.com

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, NY

March 4, 2024

2

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2023

Assets

Rental Property - at fair value (Cost: $61,515,079)	$59,916,076
Cash	897,435
Restricted cash	125,299
Accounts receivable, net	414,936
Prepaid expenses and other assets	6,023

Total Assets		$61,359,769

Liabilities and Members’ Equity

Liabilities
Mortgage loan payable, net	$32,960,538
Accounts payable and accrued expenses	683,301
Accrued interest	137,024
Prepaid rent	178,597
Tenant security deposits payable	153,834

Total Liabilities		$34,113,294

Commitments and Contingencies

Members’ Equity		27,246,475

Total Liabilities and Members’ Equity		$61,359,769

The accompanying notes are an integral part of these consolidated financial statements.

3

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

Revenues
Rental income	$5,224,108

Total Revenues		$5,224,108

Expenses
Real estate taxes	1,208,444
Property insurance	159,600
Repairs and maintenance	272,355
General and administrative	93,978
Utilities	100,616
Management fees	132,614
Interest expense	1,705,830

Total Expenses		3,673,437

Income before Unrealized Depreciation of Rental Property		1,550,671

Unrealized Depreciation of Rental Property		(1,599,003)

Net Loss		$(48,332)

The accompanying notes are an integral part of these consolidated financial statements.

4

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2023

	PPREF Monarch Investor, LLC	SC Monarch, LLC	Total

Balance - January 1, 2023	$27,166,720	$413,707	$27,580,427

Contributions	829,744	12,636	842,380

Distributions	(1,111,080)	(16,920)	(1,128,000)

Net loss	(47,607)	(725)	(48,332)

Balance - December 31, 2023	$26,837,776	$408,699	$27,246,475

The accompanying notes are an integral part of these consolidated financial statements.

5

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

Cash Flows From Operating Activities
Net loss	$(48,332)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt issuance costs	92,479
Unrealized depreciation on rental property	1,599,003
Changes in operating assets and liabilities:
Accounts receivable	(71,769)
Allowance for bad debt Tenant Current	45,203
Prepaid expenses and other assets	1,996
Accounts payable and accrued expenses	(666,635)
Prepaid rent	98,450
Tenant security deposits payable	28,526

Net Cash Provided by Operating Activities		1,078,921

Cash Flows Used in Investing Activities
Additions to rental real estate		(5,560)

Cash Flows From Financing Activities
Distributions to members	(1,128,000)
Contributions from members	842,380

Net Cash Used in Financing Activities		(285,620)

Net Change in Cash and Restricted Cash		787,741

Cash and Restricted Cash - Beginning		234,993

Cash and Restricted Cash - Ending		$1,022,734

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest		$1,613,351

Reconciliation of Cash and Restricted Cash
Cash		$897,435
Restricted cash		125,299

Cash and Restricted Cash - Ending		$1,022,734

The accompanying notes are an integral part of these consolidated financial statements.

6

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/Stiles Monarch TC Holdings, LLC (“Monarch Holdings”), a Delaware limited liability company, is governed by an operating agreement dated October 28, 2022 (the “JV Agreement”) between PPREF Monarch Investor, LLC (“PGIM”) with 98.5% interest and SC Monarch, LLC (“Stiles ”) with 1.50% interest (collectively, the “Members”). PGIM is the managing member.

Monarch Holdings, and its wholly owned subsidiary, Monarch Town Center Owner, LLC (“Monarch Owner”), collectively, the “Company” , were formed for the purpose of acquiring, owning, leasing, managing and operating a shopping center located in Miramar Florida (the “Property”).

The Company acquired the Property on October 28, 2022, for $61,544,000, excluding acquisition costs. The Property consists of a grocery anchored retail shopping center containing approximately 145,000 square feet of rentable area combined within three buildings.

The Company shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

Distribution of cash, profits and losses are to be allocated among the members in accordance with the JV Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Monarch Holdings and its wholly owned subsidiary, Monarch Owner. All significant intercompany accounts and transactions have been eliminated in consolidation.

BASIS OF ACCOUNTING

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for entities that report rental properties at fair value.

7

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RENTAL PROPERTY

The rental property is comprised of land, building and building improvements, tenant improvements, acquisition costs and leasing commissions. The Company records the rental property at fair value. The initial cost basis of the Company’s rental property represents the purchase price of the Property, including direct acquisition costs. The cost basis of the rental property is subsequently adjusted for development costs, improvements and other tenant related costs. Ordinary repairs and maintenance and subsequent replacements of operating supplies and equipment are expensed as incurred.

The Company does not record depreciation and amortization of the rental property. Any difference between cost and fair value is reported as a change in unrealized appreciation or depreciation of the rental property.

CONCENTRATION OF CREDIT RISK

The Company generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Company mitigates this risk by depositing funds in major financial institutions.

ACCOUNTS RECEIVABLE

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 450, Contingencies, for tenant receivables that are probable of collection and to record the reserve as bad debt expense. The Company provides for an allowance for doubtful accounts determined principally based on history of collections and current credit conditions. Subsequently, tenant receivables balances that are determined to be not collectible are removed from the general reserve and are written off with an adjustment to rental revenue net of the general reserve attributable to the lease. The Company exercises judgment in assessing the probability of collection and consider payment history and current credit status in making this determination. At December 31, 2023, $45,203 allowance has been recorded.

DEBT ISSUANCE COSTS

Debt issuance costs were incurred in connection with obtaining the mortgage loan payable. These costs are recorded as a direct deduction of the related debt obligation and are being amortized on a straight-line basis over the term of the related debt which approximates the effective interest rate method. Such amortization is included in interest expense in the accompanying consolidated statement of operations.

8

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The Company recognizes base rental income based on the contractual rents due under the terms of the related leases. Revenue recognition commences from lease agreements at the date the leased premises is ready for its intended use by the tenant and the tenant takes possession, or controls the physical use of the leased premise. The Company also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Company recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated.

The Company has elected to combine the non-lease components with the lease components of the Company’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates relate to the valuation of rental property.

INCOME TAXES

No provision for income taxes is necessary in the consolidated financial statements of the Company because limited liabilities companies are generally not subject to income tax at the entity level. Each member is responsible for reporting their allocable share of the Company’s income, gains, losses, deductions, and credits in their individual tax return.

The Company’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

9

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 3 - RENTAL PROPERTY

The Company’s rental property as of December 31, 2023 consists of the following:

Rental property, at cost	$61,515,079
Cumulative Unrealized Depreciation	(1,599,003)

Ending – December 31,2023	$59,916,076

The Property is leased to tenants under operating leases that expire at varying times through 2040. As of December 31, 2023, the Property was approximately 97% leased.

The components of rental income are as follows:

Fixed lease payments	$3,546,601
Variable lease payments	1,677,507

Total lease payments	$5,224,108

Approximately 63% of the total rentable square feet was leased to three tenants who contributed to approximately 51% of the total base rents. As of December 31, 2023, one of these tenants accounted for approximately 57% of the tenant receivable balance included in the consolidated balance sheet.

Expected future minimum rents per non-cancellable leases in effect at December 31, 2023 are as follows:

For the year ending December 31,	Amount
2024	$3,486,148
2025	3,565,654
2026	3,589,382
2027	3,649,626
2028	3,652,826
Thereafter	20,858,961

$38,802,597

Approximately 60% of the future minimum rents is due from the three tenants. In addition to the base rents above, expense reimbursements are billed to the tenants based on annual estimates of operating expenses.

10

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 4 - FAIR VALUE MEASUREMENT

The Company measures fair value in accordance with Financial Accounting Standards Board ASC 820 (“FASB ASC 820”), which establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. FASB ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, in the principal or most advantageous market considering the highest and best use of an asset or non-performance risk related to a liability, at the measurement date.

FASB ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is measured in three levels based on the reliability of inputs:

•

Level I - Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access. Valuation adjustment and block discounts are not applied to Level I instruments.

•

Level II - Valuations based on quoted prices in less active, dealer or broker markets. Fair values are primarily obtained from third party pricing services for identical or comparable assets or liabilities.

•

Level III - Valuations derived from other valuation methodologies, including pricing models, discounted cash flow models and similar techniques, and not based on market, exchange, dealer, or broker-traded transactions. Level III valuations incorporate certain assumptions and projections that are not observable in the market and significant professional judgment in determining the fair value assigned to such assets or liabilities.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

11

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The following table present the Company’s assets measured at fair value on a recurring basis as of December 31, 2023:

	Fair value measurements at December 31, 2023
	Cost Balance	Amounts measured at fair value	(Level I)	(Level II)	(Level III)

Rental Property	$61,515,079	$59,916,076	$—	$—	$59,916,076

Total	$61,515,079	$59,916,076	$—	$—	$59,916,076

The following is a reconciliation of the beginning and ending balances for rental property measured at fair value on a recurring basis using significant unobservable inputs (Level III) during the year ended December 31, 2023:

Balance – December 31, 2022	$61,509,519

Additions – capital expenditures	5,560
Change in unrealized depreciation	(1,599,003)

Balance – December 31, 2023	$59,916,076

In general, fair value estimates are based upon property appraisal reports prepared by independent real estate appraisers (members of the Appraisal Institute or an equivalent organization) within a reasonable amount of time following acquisition of the real estate and no less frequently than annually thereafter. Management of Company is responsible to assure that the valuation process provides independent and reasonable property fair value estimates. An unaffiliated third-party appraisal management firm has been appointed to assist in maintaining and monitoring the independence and the accuracy of the appraisal process.

The purpose of an appraisal is to estimate the fair value of real estate as of a specific date. In accordance with FASB authoritative guidance on fair value measurements and disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The estimate of fair value is based on the conventional approaches to value, all of which require the exercise of subjective judgment. The three approaches are: (1) Cost Approach - current

12

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

cost of reproducing the real estate less deterioration and functional and economic obsolescence; (2) Income Approach - discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor: and (3) Market Approach - value indicated by recent sales of comparable real estate in the market. Key inputs and assumptions include rental income and expense amounts, related rental income and expense growth rates, discount rates and capitalization rates. In the reconciliation of these three approaches, the independent appraiser uses one or a combination of them, to estimate the approximate value for the type of real estate in the market.

As described above, the estimated fair value of related assets is generally determined through an appraisal process. These estimated fair values may vary significantly from the prices at which the rental property would sell, since market prices of rental property can only be determined by negotiation between a willing buyer and seller. These variances could be material to the financial statements. Although the estimated fair value represents subjective estimates, management believes the estimated fair value is a reasonable approximation of market prices and the aggregate estimated value of rental property is fairly presented as of December 31, 2023.

In general, the input values used in the appraisal process are unobservable, therefore, unless indicated otherwise, property level debt is classified as Level 3 under FASB authoritative guidance for fair value measurement.

The following table shows quantitative information about unobservable inputs related to the Level 3 fair value measurements as of December 31, 2023.

	Fair Value at 12/31/2023	Valuation Technique	Unobservable Inputs	Inputs
Rental Property	$59,916,076	Discounted cash flow	Terminal cap rate	5.50%

			Discount rate	6.25%
Total	$59,916,076

Management has exercised their professional judgment in determining the valuation and estimates contained in the financial statements. The application of the foregoing method for estimating fair value represents management’s best judgment based upon its evaluation of the current and future economic and market conditions. Because of the inherent uncertainty of real estate valuations related to assumptions regarding highest and best use, capitalization rates, the availability of capital, market participants, occupancy rates, rental rates, interest and inflation rates, and other factors, the estimated fair values reflected in the financial statements will differ from values that would be determined by negotiation between independent parties in sales transactions and the difference could be material.

13

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 5 - MORTGAGE LOAN PAYABLE, NET

At acquisition, the Company entered into a mortgage loan agreement (“Mortgage Loan”) for financing of $33,500,000 with a financial institution (the “Lender”) requiring interest only payments through the maturity date of October 28, 2029, at which point, the entire principal balance plus accrued but unpaid interest shall become due and payable. The Mortgage Loan has a fixed interest rate of 4.75% per annum. For the year ended December 31, 2023, interest expense incurred amounted to $1,613,351.

As of December 31, 2023, the total outstanding balance of the Mortgage Loan was $33,500,000. The Mortgage Loan is collateralized by the Property and guaranteed, with certain customary non-recourse carve-out guarantees, by an affiliate of PGIM.

Mortgage Loan payable consists of the following at December 31,2023:

Principal balance	$33,500,000
Less: unamortized debt issuance costs	539,462

Mortgage loan payable, net	$32,960,538

The Company is required to maintain a minimum debt service coverage ratio (“DSCR”) of at least 1.20:1.00. In the event the DSCR falls below the above-mentioned ratio, the Company is obligated to follow requirements as set forth in the loan agreement. As of December 31, 2023, the Company is in compliance with the DSCR requirement.

NOTE 6 - RELATED PARTY TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENT

The Company entered into a property management agreement with Stiles Property Management LLC (“Manager”) , an affiliate of Stiles, to manage operation of the Property. The initial term is for one year, thereafter, the agreement will renew automatically for successive periods of one year, unless terminated by written notice pursuant to the agreement. The Manager is entitled to a fee based on 3% of gross monthly collected receipts, as defined in the agreement. For the year ended December 31, 2023, management fees amounted to $132,614 of which $11,666 is unpaid.

The Company may also utilize the Manager to perform construction services for the Property. The Manager is entitled to a construction management fee ranging from 3% to 5% of construction costs, defined in the agreement. For the year ended December 31, 2023, no construction management fees were earned or paid.

14

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 6 - RELATED PARTY TRANSACTIONS (CONTINUED)

LEASING AGREEMENT

The Company entered into a leasing agreement with an affiliate of Stiles to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years and not including renewals. The agreement has a term of one year and automatically renews every year thereafter, unless terminated. For the year ended December 31, 2023, no leasing commissions were earned or paid.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

TENANT ALLOWANCE AND LEASING COMMISSIONS

At acquisition of the Property, on October 28, 2022 (“Closing”), the Company received a credit from the seller in the amount of approximately $1.3 million to assume the obligation to fund certain unpaid contractual future tenant improvements and leasing commissions. At December 31, 2023, the balance of this commitment was approximately $1.2 million.

Further, to address build-out costs associated with leasing certain vacant units at the Property (“Vacant Spaces”), the Company received a credit in the amount of $587,375 which was applied against the purchase price.

ESCROW HOLDBACK

At Closing, the Vacant Spaces were master leased by the seller and the escrow agent withheld from the seller’s proceeds approximately $1.3 million ( “Master Lease Holdback Amount”) to pay for (i) twenty-four (24) months of base rents and expense reimbursements for the Vacant Spaces, (ii) leasing commissions for the Vacant Spaces and, (iii) rental payments due on any other leased space from the date of Closing until the date the applicable tenant is obligated to begin making full rental payments.

On the first day of each calendar month following the month of the Closing, the escrow agent shall release to the Company an amount equal to one-twenty-fourth (1/24) of the Master Lease Holdback Amount, which the Company under the lease would otherwise have received had all or portions of the Vacant Spaces been leased, and rent had commenced. As each Vacant Space is leased and rental payments commence, an amount equal to the leasing commissions for such space shall be released to the Company and any remainder of the Master Lease Holdback Amount applicable to such leased space will be released to seller.

15

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

NOTE 7 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

ESCROW HOLDBACK (CONTINUED)

For the year ended December 31, 2023, approximately $551,379 was disbursed to the Company for rental payments due under the above agreement. As of December 31, 2023, the balance of the Master Lease Holdback Amount held at the escrow agent was $471,887.

PARALLEL JOINT VENTURE

PGIM has the unilateral right to require the Company to contribute, assign, or sell all or a portion of the Property to a parallel joint venture entity, lease all or a portion of the Property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

ENVIRONMENTAL

Like other companies in the commercial real estate industry, the Company is subject to numerous federal, state, and local environmental laws and regulations. The Company is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

LITIGATION

The Company is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

NOTE 8 - GEOGRAPHIC CONCENTRATION

The Company’s rental operation is located in Florida which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

NOTE 9 - SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after December 31, 2023 through March 4, 2024, the date these consolidated financial statements were available to be issued. During this period, the Company did not have any material subsequent events.

16

PPREF/MI PEARLAND INDUSTRIAL, LP

FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

PPREF/MI PEARLAND INDUSTRIAL, LP

INDEPENDENT AUDITORS’ REPORT

To the Partners

PPREF/MI Pearland Industrial, LP

Opinion

We have audited the financial statements of PPREF/MI Pearland Industrial LP, (the “Partnership”), which comprise the balance sheet, as of December 31, 2023, and the related statements of income, changes in partners’ capital, and cash flows for the period from October 4, 2023 (commencement of operations) through December 31, 2023, and the related notes to the financial statements.

In our opinion, the accompanying statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2023 and the results of its operations, and its cash flows for the period from October 4, 2023 (commencement of operations) through December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

1

Marcum LLP / 730 Third Avenue / 11th Floor / New York, NY 10017 / Phone 212.485.5500 / marcumllp.com

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, NY
March 4, 2024

2

PPREF/MI PEARLAND INDUSTRIAL LP

BALANCE SHEET

DECEMBER 31, 2023

Assets

Rental property - at fair value (Cost: $33,354,896)	$33,354,896
Cash	870,405

Total Assets		$34,225,301

Liabilities and Partners’ Capital

Liabilities
Senior equity contribution payable	$20,100,000
Accounts payable and accrued expenses	10,309
Accrued interest	111,817
Prepaid rent	547,710

Total Liabilities		$20,769,836

Commitments and Contingencies		—

Partners’ Capital		13,455,465

Total Liabilities and Partners’ Capital		$34,225,301

The accompanying notes are an integral part of these financial statements.

3

PPREF/MI PEARLAND INDUSTRIAL LP

STATEMENT OF INCOME

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

Revenues
Rental income	$521,679

Total Revenues		$521,679

Expenses
General and administrative	750
Management fees	10,309
Interest	324,629

Total Expenses		335,688

Net Income		$185,991

The accompanying notes are an integral part of these financial statements.

4

PPREF/MI PEARLAND INDUSTRIAL LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

	PPREF Pearland Industrial Investor LP	Miramar Industrial PR III GP Partners, LLC	Total

Balance - October 4, 2023
(commencement of operations)	$—	$—	$—

Contributions	12,730,000	670,000	13,400,000

Distributions	(124,000)	(6,526)	(130,526)

Net income	176,691	9,300	185,991

Balance - December 31, 2023	$12,782,692	$672,773	$13,455,465

The accompanying notes are an integral part of these financial statements.

5

PPREF/MI PEARLAND INDUSTRIAL LP

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

Cash Flows From Operating Activities
Net income	$185,991
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	10,309
Accrued interest	111,817
Prepaid rent	547,710

Net Cash Provided by Operating Activities		$855,827

Net Cash Used in Investing Activities
Acquisition of rental real estate		(33,354,896)

Cash Flows From Financing Activities
Proceeds from senior equity contribution payable	20,100,000
Distributions to partners	(130,526)
Contributions from partners	13,400,000

Net Cash Provided by Financing Activities		33,369,474

Net Change in Cash		870,405

Cash - Beginning of period		—

Cash - Ending of period		$870,405

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest		$212,812

The accompanying notes are an integral part of these financial statements.

6

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/MI Pearland Industrial LP (“Partnership”), a Delaware limited partnership, is governed by an operating agreement dated October 4, 2023 (the “JV Agreement”) between PPREF Pearland Industrial Investor, LP (“PGIM”) with 95% interest and Miramar Industrial PR III GP Partners, LLC (“Miramar”) with 5% interest (collectively, the “Partners”). PGIM is the managing partner.

The Partnership was formed for the purpose of acquiring, owning, leasing, managing and operating a distribution facility located in Pearland, Texas (the “Property”).

The Partnership acquired the Property on October 4, 2023, for $33,000,000, excluding acquisition costs. The Property consists of a distribution facility containing approximately 205,060 square feet of rentable area.

The Partnership shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

Distribution of cash, profits and losses are to be allocated among the Partners in accordance with the JV Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for entities that report rental properties at fair value.

RENTAL PROPERTY

The rental property is comprised of land, building and building improvements and acquisition costs. The Partnership records the rental property at fair value. The initial cost basis of the Partnership’s rental property represents the purchase price of the Property, including direct acquisition costs. The cost basis of the rental property is subsequently adjusted for development costs, improvements and other tenant related costs. Ordinary repairs and maintenance and subsequent replacements of operating supplies and equipment are expensed as incurred.

7

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RENTAL PROPERTY (CONTINUED)

The Partnership does not record depreciation and amortization of the rental property. Any difference between cost and fair value is reported as a change in unrealized appreciation or depreciation of the rental property.

CONCENTRATION OF CREDIT RISK

The Partnership generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Partnership mitigates this risk by depositing funds in major financial institutions.

REVENUE RECOGNITION

The Partnership recognizes base rental income based on the contractual rents due under the terms of the related lease. Revenue recognition commences from lease agreement at the date the leased premise is ready for its intended use by the tenant and the tenant takes possession or controls the physical use of the leased premise. The Partnership also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Partnership recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated.

The Partnership has elected to combine the non-lease components with the lease components of the Partnership’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates relate to the valuation of rental property.

8

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

No provision for income taxes is necessary in the financial statements of the Partnership because limited partnerships are generally not subject to income tax at the entity level. Each partner is responsible for reporting their allocable share of the Partnership’s income, gains, losses, deductions, and credits in their individual tax return.

The Partnership’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

NOTE 3 - RENTAL PROPERTY

The Partnership’s rental property as of December 31, 2023 consists of the following:

Rental property, at cost	$33,354,896
Cumulative Unrealized Appreciation (Depreciation)	—

Ending – December 31, 2023	$33,354,896

The Property is leased to a single tenant under an operating lease that expires in April 2037.

The components of rental income are as follows:

Fixed lease payments	$515,469
Variable lease payments	6,210

Total lease payments	$521,679

9

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 3 - RENTAL PROPERTY (CONTINUED)

Expected future minimum rents per the non-cancellable lease in effect at December 31, 2023 are approximately as follows:

For the year ending December 31,
2024	$2,139,300
2025	2,182,100
2026	2,225,750
2027	2,270,250
2028	2,315,650
Thereafter	20,954,350

$32,087,400

NOTE 4 - FAIR VALUE MEASUREMENT

The Partnership measures fair value in accordance with Financial Accounting Standards Board ASC 820 (“FASB ASC 820”), which establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. FASB ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, in the principal or most advantageous market considering the highest and best use of an asset or non-performance risk related to a liability, at the measurement date.

FASB ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Partnership’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

10

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The hierarchy is measured in three levels based on the reliability of inputs:

•

Level I - Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access. Valuation adjustment and block discounts are not applied to Level I instruments.

•

Level II - Valuations based on quoted prices in less active, dealer or broker markets. Fair values are primarily obtained from third party pricing services for identical or comparable assets or liabilities.

•

Level III - Valuations derived from other valuation methodologies, including pricing models, discounted cash flow models and similar techniques, and not based on market, exchange, dealer, or broker-traded transactions. Level III valuations incorporate certain assumptions and projections that are not observable in the market and significant professional judgment in determining the fair value assigned to such assets or liabilities.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table present the Partnership’s assets measured at fair value on a recurring basis as of December 31, 2023:

	Fair Value as of December 31, 2023

	Cost Balance	Amounts Measured at Fair Value	Level I	Level II	Level III

Rental Property	$33,354,896	$33,354,896	$—	$—	$33,354,896

Total	$33,354,896	$33,354,896	$—	$—	$33,354,896

11

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The following is a reconciliation of the beginning and ending balances for rental property measured at fair value on a recurring basis using significant unobservable inputs (Level III) during the year ended December 31, 2023:

Beginning – October 4, 2023 (commencement of operations)	$—
Property acquisition	33,354,896
Additions – capital expenditures	—
Change in unrealized appreciation	—

Balance – December 31, 2023	$33,354,896

The Partnership capitalizes all direct third-party costs that are related to the acquisition of rental property as a part of the original investment cost. At December 31, 2023, since the rental property was acquired during the 4th quarter of 2023, and no significant market changes occurred since then, the rental property was valued by management using the original investment cost plus additions/improvements, which approximated fair value.

Management has exercised their professional judgment in determining the valuation and estimates contained in the financial statements. The application of the foregoing method for estimating fair value represents management’s best judgment based upon its evaluation of the current and future economic and market conditions. Because of the inherent uncertainty of real estate valuations related to assumptions regarding highest and best use, capitalization rates, the availability of capital, market participants, occupancy rates, rental rates, interest and inflation rates, and other factors, the estimated fair values reflected in the financial statements will differ from values that would be determined by negotiation between independent parties in sales transactions and the difference could be material.

NOTE 5 - RELATED PARTY TRANSACTIONS

SENIOR EQUITY CONTRIBUTION PAYABLE

At acquisition, in addition to their initial equity contribution, PGIM made a capital contribution (“Senior Equity Contribution”) to the Partnership in cash of $20,100,000, requiring monthly return only payments from operating cash flow. The return (“Senior Return”) is computed at a rate of 6.55% compounded monthly on the unreturned amount of the Senior Equity Contribution, for a period from the effective date through the fifth (5th) anniversary of the Effective Date (“Funding Date”), which may be extended for one or two additional 1-year periods at the election of PGIM. For the period from October 4, 2023 (commencement of operations) through December 31, 2023, return incurred amounted to $324,629, of which $111,817 is unpaid.

12

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 5 - RELATED PARTY TRANSACTIONS (CONTINUED)

SENIOR EQUITY CONTRIBUTION PAYABLE (CONTINUED)

As of December 31, 2023, the total unreturned balance of the Senior Equity Contribution was $21,000,000.

PROPERTY MANAGEMENT OVERSIGHT

Miramar Industrial GP Partners, LLC (“Manager”), an affiliate of Miramar, is entitled to a property management oversight fee in accordance with the Partnership Agreement. The Manager is entitled to a fee equal to 2% of the gross collected operating revenue of the Property, as defined in the agreement. The fee is payable quarterly, in arrears. For the period from October 4, 2023 (commencement of operations) through December 31, 2023, no management oversight fees were earned or paid.

ACQUISITION FEE

In connection with the acquisition of the Property, the Partnership paid an acquisition fee to an affiliate of Miramar in the amount of $165,000 which was capitalized in the cost of the rental property.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

PROPERTY MANAGEMENT AGREEMENT

On October 4, 2023, the Partnership entered into a Property Management Agreement (“PMA”) with CBRE, INC. (“Property Manager”). The PMA provides for monthly property management fees of 2% of the gross collected operating revenues derived from the property, however, not to be less $2,500 (“Minimum Management Fee”). The PMA term shall continue unless terminated as provided in the agreement.

For the period from October 4, 2023 (commencement of operations) through December 31, 2023, the property management fees accrued and unpaid is $10,309.

RIGHT OF FIRST OFFER FOR SALE OF INTEREST TO THIRD PARTY

Pursuant to the Partnership Agreement, either PGIM or Miramar may at any time from after two years after the effective date sell its interest in the Partnership to a non-affiliate third party subject to compliance with the provisions in the Partnership Agreement.

13

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 4, 2023

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2023

NOTE 6 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

ENVIRONMENTAL

Like other companies in the industrial real estate industry, the Partnership is subject to numerous federal, state, and local environmental laws and regulations. The Partnership is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.

LITIGATION

The Partnership is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.

NOTE 7 - GEOGRAPHIC CONCENTRATION

The Partnership’s rental operation is located in Texas which is subject to local economic conditions and exposes the Partnership to greater economic risks than if it owned a more geographically dispersed portfolio.

NOTE 8 - SUBSEQUENT EVENTS

The Partnership evaluated all events and transactions that occurred after December 31, 2023, through March 4, 2024, the date these financial statements were available to be issued. During this period, the Partnership did not have any material subsequent events.

14

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Morris L. McNair, III, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2023 and December 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $90,000 and $65,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none

(c) Tax Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none

(d) All Other Fees

For the fiscal years ended December 31, 2023 and December 31, 2022: none

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period ended December 31, 2023 and December 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Morris L. McNair, III (Chair), Mary Lee Schneider, and Thomas M. Turpin.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PGIM Real Estate

PGIM Real Estate’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by stockholders. These guidelines reflect PGIM Real Estate’s judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the stockholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Investment Advisers Act of 1940 PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Darin Bright, Senior Portfolio Manager. Mr. Bright is a Managing Director and Head of the PGIM U.S. Core Plus Investment Group. Based in Madison, New Jersey, Mr. Bright is the senior portfolio manager for all core plus funds including PGIM Private Real Estate Fund and PGIM Real Estate’s flagship U.S. Core Plus equity real estate fund, PRISA II. Prior to joining PGIM Real Estate, Mr. Bright was a Vice President with Grubb & Ellis, a real estate asset management and brokerage company, advising real estate equity strategies for institutional and corporate clients. Before this, Mr. Bright was a commercial real estate appraiser with Richard E. Nichols Associates, providing advisory and valuation services to lenders, developers and institutional clients.

Caitlin O’Connor, Portfolio Manager. Ms. O’Connor is a Managing Director at PGIM Real Estate and a member of the U.S. core plus investment platform. Ms. O’Connor serves as a portfolio manager for both PGIM Private Real Estate Fund and PRISA II, PGIM Real Estate’s flagship U.S. Core Plus equity real estate fund. Based in San Francisco, Ms. O’Connor has a leadership role in all aspects of fund strategy, investment and management. Prior to that, Ms. O’Connor held multiple roles in acquisitions and asset management at PGIM Real Estate during her 15year tenure with the firm. Punctuating her time at PGIM Real Estate, Ms. O’Connor spent two years as a development director at Lennar Multifamily Communities in the Northern California region.

Brandon Short, Portfolio Manager. Mr. Short is an Executive Director at PGIM Real Estate and Portfolio Manager for PGIM Private Real Estate Fund. Based in Madison, New Jersey, Brandon joined the firm in 2021 and has a leadership role in all aspects of the funds’ strategy and management. Prior to joining PGIM Real Estate, Brandon was M&A Director at Round Hill Capital, where he led the firm’s inorganic growth strategy and managed corporate-level debt and equity financings. Before joining Round Hill, Brandon was a member of the Cerberus European Capital Advisors team where he underwrote real estate assets associated with non-performing loans and developed optimal business plans offering the most accretive property management and exit strategies. Prior to joining Cerberus, Brandon worked at Goldman Sachs as a real estate investment banker based in both New York and Dubai.

Other Accounts Managed by the Portfolio Managers. The following table sets forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2023.

The following table identifies, as of December 31, 2023: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Darin Bright

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15,726	0	$0

Other Accounts	2	$1,161	0	$0

Caitlin O’Connor

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$15,726	0	$0

Other Accounts	1	$4	0	$0

Brandon Short

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0

Other Accounts	0	$0	0	$0

Compensation and Conflicts Disclosure:

Compensation

PGIM Real Estate provides a competitive total compensation package that engages, motivates and retains top talent while aligning their interests with those of our clients. Portfolio managers are compensated based on the overall performance of PGIM Real Estate and performance of the specific fund or funds they are responsible for managing.

Specifically, there are three elements of compensation: base salary, bonus and long term incentive compensation.

•Base salary levels are reviewed annually in the first quarter of the year to determine if an individual should receive an increase based on performance, demands of the job and market compensation data which is provided by Prudential Financial, Inc.’s corporate compensation group.

•Cash bonuses are awarded annually based on the scope of the individual’s responsibilities, their personal and portfolio performance for the prior year, and the size of the overall bonus pool available in a given year. The bonus pool is determined based on the financial performance of PGIM Real Estate and the investment performance of the portfolio managers specific fund or funds measured against each applicable benchmark or performance targets. An individual’s share of the pool is based on his or her contribution toward meeting these goals.

•Portfolio management team members at the Vice President level and above also receive annual long-term incentive program compensation (“LTIP”). LTIP awards are based on the same factors as the annual cash bonus. The award, however, is not immediately paid to the individual and vests over three years as described below. Twenty percent (20%) of the LTIP award is made in the form of Prudential Financial restricted stock units which vest proportionately over three years with one-third of the grant vesting on each anniversary until fully vested. The remaining eighty percent (80%) is a deferred cash award which vests in its entirety on the third anniversary of the grant. Over the vesting period, the value of the deferred cash award increases or decreases based on the performance of the accounts on which the portfolio manager works directly.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this annual report, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

PGIM Real Estate is a division of PGIM, which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular investment PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with applicable law and procedures adopted thereunder by the Fund and reviewed by the independent directors of the Fund.

PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM as well as between affiliates and PGIM. Additionally, in an effort to avoid potential conflicts of interest, PGIM Real Estate has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, assets of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of assets of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, assets of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the Fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.

PGIM Real Estate follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

The Manager and its affiliates have existing and potential relationships with a significant number of corporations, institutions and individuals in matters related to its other businesses and investments. As a result of these relationships, the Manager or Subadviser may face conflicts of interest in connection with any transactions involving an investment by the Fund with such persons, including with respect to the consideration offered by, and the obligations of, such persons. In determining whether to pursue a particular investment on behalf of the Fund, these relationships could be considered by the Manager or Subadviser, and there may be certain potential investments which will not be pursued on behalf of the Fund in view of such relationships. As a result, there can be no assurance that all potentially suitable investment opportunities that come to the attention of the Manager or Subadviser will be made available to the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  PGIM Private Real Estate Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 26, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	February 26, 2024